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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) APRIL 20, 2000


                              OCULAR SCIENCES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                          (State or Other Jurisdiction)

                 000-22623                               94-2985696
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        (Commission File Number)               (IRS Employer Identification No.)


475 ECCLES AVENUE, SOUTH SAN FRANCISCO, CA                 94080
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 (Address of Principal Executive Offices)                (Zip Code)


                                 (650) 583-1400
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

     On April 20, 2000, the Registrant ("Ocular Sciences") announced that Norwick B.H. Goodspeed, President and Chief Executive Officer, and Gregory E. Lichtwardt, Vice President, Finance and Chief Financial Officer, would be leaving Ocular Sciences. Mr. Goodspeed's resignation as an officer and director of Ocular Sciences was effective April 20, 2000 and Mr. Lichtwardt's resignation as an officer of Ocular Sciences will become effective May 5, 2000. John D. Fruth, Ocular Sciences' Chairman, founder and former Chief Executive Officer, has filled Mr. Goodspeed's officer positions since April 20, 2000. Mr. Lichtwardt's positions will be filled on an interim basis by Edgar J. Cummins, a member of Ocular Sciences' board of directors since 1992 and former Chief Financial Officer of Allergan, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    OCULAR SCIENCES, INC.
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                                                 (Registrant)

Date: April 28, 2000                By: /s/ JOHN D. FRUTH
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                                    Name:  John D. Fruth
                                    Title:  Chairman and Chief Executive Officer
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                                                 (Signature)(1)









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(1) Print the name and title of the signing officer under his signature.


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